INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2025	Highland Global Allocation Fund

Shares		Value ($)
U.S. Equity — 60.3%
Communication Services — 30.1%
169,531	MidWave Wireless, Inc. (fka Terrestar Corp.) (a)(b)(c)(d)(e)	80,379,733
189,945	Telesat (e)(f)	5,527,400

		85,907,133

Consumer Discretionary — 1.2%
73,632	YETI Holdings (e)(f)	3,252,325

		3,252,325

Consumer Staples — 1.5%
187,800	Reynolds Consumer Products (f)	4,304,376

		4,304,376

Energy — 5.5%
250,000	Green Plains, Inc. (e)(f)	2,450,000
167,500	Hess Midstream L.P., Class A (f)	5,778,750
27,302	Phillips 66 (f)	3,523,050
357,484	Talos Energy, Inc. (e)(f)	3,939,474

		15,691,274

Financials — 0.9%
116,480	Ready Capital, REIT (g)	253,926
100,000	TXSE Group, Inc. (a)(b)	2,300,000

		2,553,926

Healthcare — 1.6%
232,800	Heron Therapeutics, Inc. (e)(f)	302,640
240,468	Sotera Health (e)(f)	4,241,856

		4,544,496

Materials — 3.4%
18,886	Amrize Ltd. (e)(f)	1,038,641
57,750	International Paper Co. (f)	2,274,772
188,700	James Hardie Industries (e)(f)	3,915,525
64,000	Smurfit WestRock PLC (f)	2,474,880

		9,703,818

Real Estate — 16.1%
56,000	Alexandria Real Estate Equities, REIT (f)	2,740,640
8,055	City Office, REIT (f)	56,304
1,058,010	Fermi, Inc. (e)	8,464,080
671,954	NexPoint Diversified Real Estate Trust, REIT (c)(f)	2,573,584
901,385	NexPoint Real Estate Finance, Inc., REIT (c)(f)	12,691,506
195,363	NexPoint Residential Trust, Inc., REIT (c)(f)	5,880,426
135	NexPoint Storage Partners Operating Co., LLC (a)(b)(c)	83,668
417,500	Seritage Growth Properties (e)(f)	1,356,875
875,255	Whitestone, REIT, Class B (f)	12,157,292

		46,004,375

	Total U.S. Equity (Cost $162,630,870)	171,961,723

Principal Amount ($)
U.S. Senior Loans (h) — 18.2%
Communication Services — 10.6%
29,713,969	MidWave Wireless, Inc. (fka Terrestar Corp.), Term Loan A, 1st Lien, Cash/PIK 02/27/28 (a)(b)(c)	29,749,625
593,104	MidWave Wireless, Inc. (fka Terrestar Corp.), Term Loan J, 1st Lien, 12/31/26 (a)(b)(c)	593,816

		30,343,441

Real Estate — 7.6%
2,000,000	GAF NSP Promissory Note, (a)(b)(c)	1,985,000

Principal Amount ($)		Value ($)
U.S. Senior Loans (continued)
Real Estate (continued)
8,330,000	GAF SPE Promissory Note, (a)(b)(c)	8,330,000
5,000,000	NexPoint SFR Operating Partnership L.P., 05/24/27 (a)(b)(c)	4,877,500
8,500,000	NXDT Hospitality Holdco LLC Promissory Note, Term Loan, 1st Lien, 02/22/27 (a)(b)(c)	6,511,000

		21,703,500

	Total U.S. Senior Loans (Cost $54,132,006)	52,046,941

Shares
U.S. Registered Investment Companies — 11.5%
2,189,005	Highland Opportunities and Income Fund (c)(f)	13,090,250
1,038,669	NexPoint Event Driven Fund, Class Z (c)	18,166,318
64,838	NexPoint Merger Arbitrage Fund, Class Z (c)	1,294,176

	Total U.S. Registered Investment Companies (Cost $32,818,101)	32,550,744

U.S. LLC Interest — 7.2%
Real Estate — 7.2%
1,147,062	GAF REIT (a)(b)(c)(e)	10,215,225
349	GAF REIT Sub II, LLC (a)(b)(c)(e)	4,620,666
156,528	GAF REIT Sub III, LLC (a)(b)(c)(e)	5,613,374

	Total U.S. LLC Interest (Cost $27,767,973)	20,449,265

Non-U.S. Equity — 5.9%
Communication Services — 0.1%
77,866	Grupo Clarin, Class B (e)(i)	165,489

Energy — 0.0%
121	Transocean (e)(f)(i)	500

Financials — 0.1%
24,300	Grupo Supervielle ADR (f)(i)	287,226
3,995	StoneCo, Class A (e)(f)(i)	59,086

		346,312

Healthcare — 0.0%
10,445	HLS Therapeutics, Inc. (e)(i)	36,610

Industrials — 0.7%
60,593	GL Events (i)	2,124,235

Utilities — 5.0%
202,250	Central Puerto ADR (e)(f)(i)	3,539,375
66,500	Vistra Corp. (f)(i)	10,728,445

		14,267,820

	Total Non-U.S. Equity (Cost $7,399,206)	16,940,966

INVESTMENT PORTFOLIO (unaudited)(continued)

As of December 31, 2025	Highland Global Allocation Fund

Shares		Value ($)
U.S. Master Limited Partnership — 3.6%
Energy — 3.6%
627,440	Energy Transfer L.P. (f)	10,346,486

	Total U.S. Master Limited Partnership (Cost $8,225,864)	10,346,486

U.S. Preferred Stock — 2.7%
Healthcare — 1.4%
202,684	Apnimed, Series C-1 (a)(b)(e)(j)	2,545,711
108,098	Apnimed, Series C-2 (a)(b)(e)(j)	1,515,534

		4,061,245

Real Estate — 1.3%
239,774	Braemar Hotels & Resorts, Inc. (e)(j)	3,551,053
13,831	NexPoint Diversified Real Estate Trust, REIT (c)(f)(j)	192,389

		3,743,442

	Total U.S. Preferred Stock (Cost $6,366,199)	7,804,687

Principal Amount ($)
Non-U.S. Sovereign Bonds — 2.5%
	Argentine Republic Government International Bond
72,559	1.00%, (05/15/2024) (i)	64,795
10,000,000	3.50%, (05/15/2024)(i)(k)	6,950,000

	Total Non-U.S. Sovereign Bonds (Cost $6,327,681)	7,014,795

Shares
Non-U.S. Registered Investment Company — 1.1%
10,000	BB Votorantim Highland Infrastructure, LLC (a)(b)(c)	3,270,591

	Total Non-U.S. Registered Investment Company (Cost $4,574,500)	3,270,591

Principal Amount ($)
U.S. Corporate Bonds & Notes — 0.2%
Communication Services — 0.2%
	iHeartCommunications, Inc.
304,583	9.13%, 05/01/29 (f)	293,594
467,594	10.88%, 05/01/30 (f)	404,482

		698,076

	Total U.S. Corporate Bonds & Notes (Cost $712,025)	698,076

Units		Value ($)
U.S. Warrants — 0.2%
Real Estate — 0.2%
1,200,000	Fermi, Inc., Expires 11/19/2026(e)	588,000

	Total U.S. Warrants (Cost $–)	588,000

Principal Amount ($)
U.S. Asset-Backed Security — 0.1%
250,000	CFCRE Commercial Mortgage Trust, Series 2017-C8, Class D 3.00%, (05/15/2024)	223,049

	Total U.S. Asset-Backed Security (Cost $226,561)	223,049

Units
U.S. Rights — 0.1%
Financials — 0.0%
116,480	United Development Funding, CVR (a)(b)(e)	—

Healthcare — 0.1%
2,156,000	Paratek Pharmaceuticals (a)(b)(e)(f)	172,480

	Total U.S. Rights (Cost $–)	172,480

Principal Amount ($)
U.S. Repurchase Agreements — 0.1%
246,000	Citadel Securities LLC 3.940%, dated 12/31/2025 to be repurchased on 01/02/2026, repurchase price $246,054 (collateralized by U.S. Government obligations, ranging in par value $17 - $21,557, 0.000% - 5.250%, 01/31/2026 - 11/15/2055; with total market value $250,990)(l)(m)	246,000
16,842	Natwest Markets Securities, Inc. 3.840%, dated 12/31/2025 to be repurchased on 01/02/2026, repurchase price $16,846 (collateralized by U.S. Government obligations, ranging in par value $140 - $522, 0.625% - 4.875%, 04/30/2026 - 11/15/2034; with total market value $17,179)(l)(m)	16,842

	Total U.S. Repurchase Agreements (Cost $262,842)	262,842

INVESTMENT PORTFOLIO (unaudited)(concluded)

As of December 31, 2025	Highland Global Allocation Fund

Shares		Value ($)
U.S. Cash Equivalent — 2.3%
Money Market Fund(n) — 2.3%
6,527,439	Dreyfus Treasury Obligations Cash Management, Institutional Shares 3.650%	6,527,439

	Total U.S. Cash Equivalent (Cost $6,527,439)	6,527,439

Total Investments - 116.0% (Cost $317,971,267)		330,858,084

Securities Sold Short — (8.7)%
U.S. Equity — (8.7)%
Communication Services — (3.2)%
(74,520)	Netflix, Inc. (o)	(6,986,995)
(3,551)	Spotify Technology (o)	(2,062,101)

		(9,049,096)

Consumer Discretionary — (1.3)%
(8,400)	Tesla, Inc. (o)	(3,777,648)

Consumer Staples — (1.0)%
(47,667)	Maplebear (o)	(2,144,062)
(4,000)	WD-40 Co.	(787,600)

		(2,931,662)

Energy — (1.2)%
(8,981)	Marathon Petroleum	(1,460,580)
(11,713)	Valero Energy	(1,906,759)

		(3,367,339)

Healthcare — (0.5)%
(5,493)	STERIS PLC	(1,392,585)

Industrials — (1.5)%
(7,280)	Caterpillar	(4,170,494)

	Total U.S. Equity (Proceeds $16,764,090)	(24,688,824)

	Total Securities Sold Short- (8.7)% (Proceeds $16,764,090)	(24,688,824)

Other Assets & Liabilities, Net - (7.3)%(p)		(20,931,910)

Net Assets - 100.0%		285,237,350

(a)

Securities with a total aggregate value of $162,763,923, or 57.1% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(b)

Represents fair value as determined by the Investment Adviser pursuant to the policies and procedures approved by the Board of Trustees (the “Board”). The Board has designated the Investment Adviser as “valuation designee” for the Fund pursuant to Rule 2a-5 of the Investment Company Act of 1940, as amended. The Investment Adviser considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $162,763,923, or 57.1% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2025. Please see Notes to Investment Portfolio.

(c)	Affiliated issuer. Assets with a total aggregate fair value of $210,118,847, or 73.7% of net assets, were affiliated with the Fund as of December 31, 2025.
(d)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the policies and procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
MidWave Wireless, Inc. (fka Terrestar Corp.)	U.S. Equity	5/15/2019	$48,015,561	$80,379,733	28.2%

(e)	Non-income producing security.
(f)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $119,594,628.
(g)

Securities (or a portion of securities) on loan. As of December 31, 2025, the fair value of securities loaned was $253,926. The loaned securities were secured with cash and/or securities collateral of $253,926. Collateral is calculated based on prior day’s prices.

(h)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the Secured Overnight Financing Rate (“SOFR”) or (iii) the Certificate of Deposit rate. As of December 31, 2025, the SOFR 1 Month and SOFR 3 Month rates were 3.79% and 4.01%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(i)

As described in the Fund’s prospectus, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

(j)	Perpetual security with no stated maturity date.
(k)	Step Coupon Security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(l)	Tri-Party Repurchase Agreement.
(m)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2025 was $262,842.
(n)	Rate reported is 7 day effective yield.
(o)	No dividend payable on security sold short.
(p)	As of December 31, 2025, $24,803,045 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

GLOSSARY: (abbreviations that may be used in the preceding statements) (unaudited)

Other Abbreviations:

ADR	American Depositary Receipt
CVR	Contingent Value Right
LLC	Limited Liability Company
L.P.	Limited Partnership
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2025	Highland Global Allocation Fund

Organization

NexPoint Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. It comprises two portfolios (collectively the “Funds”) that are currently being offered. This report covers information for the period ended December 31, 2025 for Highland Global Allocation Fund (the “Fund”).

Valuation of Investments

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated NexPoint as the Fund’s valuation designee to perform the fair valuation determination for securities and other assets held by the Fund. NexPoint acting through its “Valuation Committee”, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of NexPoint and certain of NexPoint’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee NexPoint’s fair value determinations.

The Fund’s investments are recorded at fair value. In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (“NYSE”), National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies established by NexPoint and approved by the Fund’s Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV) will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2025	Highland Global Allocation Fund

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Valuation Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Valuation Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of December 31, 2025, the Fund’s investments consisted of senior loans, asset-backed securities, bonds and notes, common stocks, preferred stocks, LLC interests, master limited investment companies, cash equivalents, repurchase agreements, rights, warrants and securities sold short. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, exchange traded funds, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option. At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (concluded)

As of December 31, 2025	Highland Global Allocation Fund

Affiliated Issuers

Under Section 2(a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of December 31, 2025:

Issuer	Shares/ Principal Amount ($) September 30, 2025	Beginning Value as of September 30, 2025 $	Purchases at Cost $	Proceeds from Sales $	Distribution to Return of Capital $	Net Amortization (Accretion) of Premium/ (Discount) $	Net Realized Gain (Loss) on Sales of Affiliated Issuers* $	Change in Unrealized Appreciation (Depreciation) $	Ending Value as of December 31, 2025 $	Shares/ Principal Amount ($) December 31, 2025	Affiliated Income $
Majority Owned, Not Consolidated
None
Other Affiliates
MidWave Wireless, Inc. (fka Terrestar Corp.) (U.S. Equity)	169,531	80,978,177	—	—	—	—	—	(598,444)	80,379,733	169,531	—
NexPoint Diversified Real Estate Trust (U.S. Equity)	655,435	2,418,555	65,147	—	—	—	—	89,882	2,573,584	671,954	98,315
NexPoint Real Estate Finance (U.S. Equity)	901,385	12,781,644	—	—	(41,969)	—	—	(48,169)	12,691,506	901,385	408,723
NexPoint Residential Trust, Inc. (U.S. Equity)	195,363	6,297,959	—	—	(33,213)	—	—	(384,320)	5,880,426	195,363	70,330
NexPoint Storage Partners Operating Co., LLC (U.S. Equity)	—	—	83,668	—	—	—	—	—	83,668	135	—
MidWave Wireless, Inc. (fka Terrestar Corp.) (U.S. Senior Loan)	28,768,842	28,797,611	945,126	—	—	502	—	6,386	29,749,625	29,713,969	965,999
MidWave Wireless, Inc. (fka Terrestar Corp.) (U.S. Senior Loan)	574,239	574,813	18,865	—	—	—	—	138	593,816	593,104	19,282
GAF NSP Promisory Note (U.S. Senior Loan)	2,000,000	1,985,000	—	—	—	—	—	—	1,985,000	2,000,000	45,000
GAF SPE Promissory Note (U.S. Senior Loan)	—	—	8,330,000	—	—	—	—	—	8,330,000	8,330,000	130,989
NexPoint SFR Operating Partnership, LP (U.S. Senior Loan)	5,000,000	4,877,500	—	—	—	—	—	—	4,877,500	5,000,000	93,750
NXDT Hospitality Holdco LLC Promissory Note Term Loan, 1st Lien (U.S. Senior Loan)	8,500,000	6,511,000	—	—	—	—	—	—	6,511,000	8,500,000	116,875
Highland Opportunities and Income Fund (U.S. Registered Investment Company)	1,334,005	8,470,932	5,437,618	—	—	—	—	(818,300)	13,090,250	2,189,005	219,711
NexPoint Event Driven Fund (U.S. Registered Investment Company)	1,038,669	17,740,464	—	—	—	—	—	425,854	18,166,318	1,038,669	—
NexPoint Merger Arbitrage Fund (U.S. Registered Investment Company)	64,025	1,276,015	16,240	—	—	—	—	1,921	1,294,176	64,838	16,240
GAF REIT (U.S. LLC Interest)	1,147,062	10,133,820	—	—	141,450	—	—	(60,045)	10,215,225	1,147,062	—
GAF REIT Sub II, LLC (U.S. LLC Interest)	349	4,568,219	—	—	330,050	—	—	(277,603)	4,620,666	349	—
GAF REIT Sub III, LLC (U.S. LLC Interest)	156,528	10,907,751	—	(2,370)	(431,170)	—	2,370	(4,863,207)	5,613,374	156,528	(431,170	) **
NexPoint Diversified Real Estate Trust (U.S. Preferred Stock)	13,831	197,092	—	—	—	—	—	(4,703)	192,389	13,831	4,755
BB Votorantim Highland Infrastructure LLC (Non-U.S. Registered Investment Company)	10,000	3,314,135	—	—	—	—	—	(43,544)	3,270,591	10,000	—
Other Controlled
None

Total	50,529,264	201,830,687	14,896,664	(2,370)	(34,852)	502	2,370	(6,574,154)	210,118,847	60,695,723	1,758,799

*	Includes capital gain distributions of $2,370 included in realized gain (loss) on investments from affiliated issuers, which is excluded from the change in unrealized appreciation/depreciation.
**

The Fund’s reported affiliated income from GAF REIT Sub III, LLC (U.S. LLC Interest) includes a return of capital of $(431,170), resulting in the Fund reporting a negative value for income received from GAF REIT Sub III, LLC (U.S. LLC Interest).